           COMMON SHARES                                                                          Shares
           OF BENEFICIAL INTEREST

Number     PAR VALUE $.001

           ORGANIZED UNDER THE LAWS
           OF THE STATE OF DELAWARE

           The Shares represented by this certificate may not be owned or transferred,        THIS CERTIFICATE
           directly or indirectly, by or to (I) the United States, or any state or            IS TRANSFERABLE IN
           political subdivision thereof, any foreign government, any international           BOSTON OR IN NEW YORK CITY
           organization, or any agency or instrumentality of any of the foregoing, (II)
           any organization (other than a farmer's cooperative described inss. 521 of         CUSIP
           the Internal Revenue Code of 1988, as amended (the "Code")) that is exempt         SEE REVERSE FOR CERTAIN DEFINITIONS
           from the tax imposed by 28 U.S.C.ss.ss.1-1399 and not subject to the tax imposed by 28 U.S.C.ss.511; or (III) any rural electric or telephone cooperative described inss.1381(A)(2)(C) of the Code.


                    BLACKROCK CALIFORNIA MUNICIPAL BOND TRUST

THIS CERTIFIES THAT


IS THE OWNER OF

     FULLY PAID AND NONASSESSABLE COMMON SHARES OF BENEFICIAL INTEREST OF


BlackRock California Municipal Bond Trust, transferable on the books of the Trust by the holder hereof in person or by duly authorized attorney upon surrender of this Certificate properly endorsed. This Certificate and the shares represented hereby are issued and shall be subject to all of the provisions of the Trust, as amended from time to time, to all of which the holder by acceptance hereof assents. This Certificate is not valid until countersigned and registered by the Transfer Agent and Registrar.

     Witness the facsimile signatures of the duly authorized officers of the Trust.

DATED:

COUNTERSIGNED AND REGISTERED:
   EQUISERVE TRUST COMPANY N.A.
                 (BOSTON)
BY   TRANSFER AGENT AND REGISTRAR

                               /s/ Anne Ackerley         /s/ Ralph L.Schlosstein
     AUTHORIZED SIGNATURE          SECRETARY                  PRESIDENT

     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

     TEN COM  -   as tenants in common           UNIF GIFT MIN ACT--........Custodian...............
     TEN ENT  -   as tenants by the entireties                      (Cust)               (Minor)
     JT TEN   -   as joint tenants with right
                  of survivorship and not as                Act....................................
                  tenants in common                                          (State)

     Additional abbreviations may also be used though not in the above list.

For Value Received _______________________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
IDENTIFYING NUMBER OF ASSIGNEE

________________________________________________________________________________

________________________________________________________________________________
        (NAME AND ADDRESS OF TRANSFEREE SHOULD BE PRINTED OR TYPEWRITTEN)

________________________________________________________________________________


_________________________Common Shares of Beneficial Interest represented by the within Certificate and do hereby irrevocably constitute and appoint

_________________________ Attorney to transfer the said shares on the books of the within-named Trust, with full power of substitution in the premises.

Dated______________

                 X______________________________________________________________

                 X______________________________________________________________

     NOTICE: THE SIGNATURE(S) TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME(S) AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.

Signature(s) Guaranteed

By________________________________________________________________

THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM, PURSUANT TO S.E.C. RULE 17Ad-15.

                                       2